COMPRESSCO PARTNERS™ L.P.

Partnership Overview Presentation

February 2014


The Natural Choice in Production Enhancement Services!

Forward Looking Statements

This presentation includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as “may,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets” or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements. These forward-looking statements include statements concerning expected results of operations for 2014, anticipated activities by our customers, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding Compressco Partners' beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by Compressco Partners in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of Compressco Partners. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in Compressco Partners' Annual Report on Form 10-K for the year ended December 31, 2012, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the U.S. Securities and Exchange Commission. Compressco Partners undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Please Note: GasJack®, VJack™, ePumper®, Compressco® and Compressco Partners ™ are jointly registered trademarks or trademarks of Compressco Partners Operating, LLC and Compressco Partners Sub, Inc. in the United States and/or other countries.

Compressco Partners Market Overview

Stock Market / Symbol	NASDAQ: GSJK
Recent Unit Price[(1)]	$23.29
Market Capitalization[(1)]	$362M
Enterprise Value[(1) (3)]	$392M
Number of Units Outstanding[(1)]	15.6M
Average daily volume (last 3 months) [(1)]	10,450
Distribution Annualized[(2)]	$1.75
Distribution Yield[(1)]	7.5%
Headquarters	Oklahoma City, OK

Latest News: Q4 Distribution increased to $0.4375

[(1)] As of 02/20/2014 *[(2)] Q4-2013 Annualized* *[(3)] Non-GAAP Financial Measure. See Financial Data Appendix*

Overview

- General Partner 100% owned by TETRA Technologies, Inc. (NYSE: TTI)
- We provide compression-based production enhancement services, for the conventional and unconventional markets, well monitoring and sand separation services.
- We provide services to natural gas and oil exploration and production companies.
- Significant operations in the US, Mexico and Canada with a growing presence in South America, Europe, and Asia-Pacific.
- The GasJack,® VJack™ and SuperJack™ compressor packages provide production enhancement services on natural gas wells, oil wells and production facilities.

GasJack® Compressor Package



VJack™ Compressor Package



Market Strategy

- Conventional applications include production enhancement for dry gas wells and liquid loaded wells and backside auto injection systems (BAIS). BAIS monitor tubing pressure to redirect gas flow into the casing annulus to help gas wells unload liquids that hinder production.
- Unconventional applications include the collection of hydrocarbon vapors that are a by-product of oil production and storage (“vapor recovery”), the injection of natural gas downhole to increase oil and liquids production in horizontal wells (“gas lift”), and the reduction of casing pressure of pumping oil wells to enhance oil production (“casing gas systems”).
- We also provide ongoing well monitoring services and automated sand separation services in connection with our primary production enhancement services.

SuperJack® Compressor Package


08/13/2013

Well Monitoring Equipment



Vertically Integrated Service Provider

Compressco is a Vertically Integrated Provider of Compressor Services

- Centralized engineering and Compressor monitoring support network of regional service centers that install, operate, monitor and maintain compressor units
  - Engineering: Houston, TX
  - ePumper® Monitoring System: Oklahoma City, OK and field level
  - Regional service centers staffed by trained field service personnel
- Service personnel have completed customer-focused training program and receive ongoing technical and safety training.
- We design and assemble the GasJack® and VJack™ compressors used at our Oklahoma City facilty.

Compressco's Comprehensive Service Solutions


Repair and Maintenance
Engineering
Installation
Operation
Monitoring

Growth Strategy Across Product Segments

Baseline	Year Ended December 31, 2013	2012	2011
Total Compressor packages in fleet (at period end)	3,995	3,743	3,653
Total Compressor packages in service (at period end)	3,428	3,198	2,941
80 - 300 horsepower range			
Natural gas driven SuperJack™ compressors as a percentage of the fleet	<1%	-	-
< 80 horsepower range			
Electric powered VJack™ compressors as a percentage of the fleet	5%	3%	1%
Natural gas driven GasJack® compressors as a percentage of the fleet	95%	97%	99%
	100%	100%	100%

- Expand Service Offering through Organic and Acquisition Opportunities
  - Focus on Horizontal Liquids Rich Resource Plays
  - Unconventional Applications
    - Vapor Recovery
    - Gas-Lift
    - Back-Side Pumping Wells
  - Product Focused on Higher Discharge Pressure, Three-Stage compressors and Modernized Fleet
  - Leverage service infrastructure through "Adjacent" opportunities
  - Continued development of the VJack™ Electric compressor

Growth Strategy for the Gas-Lift Market Entry



Three – Stage High Discharge Pressure Strategy
Parallel Paths
Accelerate Organic
Acquisition Targets

- Granite Wash Pilot Project off to successful start
- Acquired compressors for use in Woodbine
- Launched Organic Growth Actions
- Sales/Service Project Plan implemented

- Targeting Projects underway
- Acquisition Targets identified in Domestic Liquids-Rich Resource Plays

Growth Strategy - Key Market Drivers

- ***Increasing shale natural gas and oil components*** of United States natural gas and oil production, and increasing related condensate and processing-plant liquids in shale plays in addition to the gas produced
  - Our Fleet continues to support conventional applications, while adding service breadth through unconventional applications in shale plays.

- ***Emerging environmental requirements*** in the United States provide opportunities and challenges
  - Planned regulatory reductions to VOC emissions go into effect in 2015 provide opportunities for emission reductions
    - For the gas processing facilities, opportunities for additional vapor recovery services
    - For well completion following fracturing, opportunity for gas capture services during flowback
  - Increased recordkeeping and maintenance

- ***Stronger natural gas prices outside the United States***, combined with maturing fields, provide opportunities for further international expansion
  - We continue to invest in Latin America and expect further investments into Europe and Asia Pacific.

Growing Domestic Footprint

Compressco's US and Canada service area includes most onshore producing regions

Service Area As Depicted by ePumper® SCADA Telemetry-Based Reporting System


Image Landsat
Data SIO, NOAA, U.S. Navy, NGA, GEBCO
© 2013 Google
US Dept of State Geographer

- Compressco is active in most major producing regions
  - Alberta, Canada
  - Arkoma, Ark-La-Tex
  - Fayetteville Shale
  - San Juan Basin
  - Mid-Continent Region
  - Permian Basin
  - South Texas, EagleFord and Gulf Coast
  - Central and Northern Rockies
  - California
  - Marcellus Region
  - Barnett and Fort Worth Basins

Growing International Presence


International Operations and Installations
Canada
United States
Mexico
Venezuela
Argentina
Germany
Poland
Austria
Ukraine
Romania
Italy
China
Indonesia
Australia
Sales only market

Our Proven Technology Increases Value of Natural Gas & Oil Wells

Compressco's production enhancement services improve production rates and recoverable reserves of natural gas and oil wells

Case Study: Well Decline Curve, Pre and Post GasJack® Compressor Application



Gas (Mcf/day)
Oil (bbl/day)
100
10
1
SET GASJACK 4/2010
Oil Production was 63,000 bbls over the 3 year application of the GasJack®
2010
2011
2012
2013
2014

Date of report: 01/13/2014
Application: Casing Gas on Pumping Oil Well
Location: Permian Basin

The NPV assumptions are as follows: Cushing Oil and Henry Hub Gas – prices averaged over last 6 mos. Discount rate is current prime +/- 2 points. Working interest is 100% with 20% Royalty interest. Severance taxes at Texas published rate

Compressco helped turnaround a 40% decline in production and produced oil over a 3 year period with an NPV of $4.2 million.

Conventional Service – Marginal Gas Well



N/O
Discharge
Sales and Liquids
N/C
Inject
Inject
Discharge

GasJack® COMPRESSORS

Case Study

After installation of the GasJack, daily Gas Rate improved from 30 Mcf/d to 70 Mcf/d, maintaining an average daily rate of 188 Mcf/d over 22 months. Calculated incremental reserves of 98 MMcf of gas were produced over the same period.



Rate/Time Graph
Project: c:\program files\ihs energy\powertools v9.0\projects\6canadawells.mdb
Date: 2/22/2010
Time: 11:04 AM
Lease Name: ALBERTA (WELL B)
County, ST: ,
Location: 0-0-0
Operator:
Field Name:
WELL B
<--- STARTED BAIS 2/2008
10,000
1,000
100
10
1
0.1
Daily Rate
GAS
OIL
WATER
2004
2005
2006
2007
2008
2009
2010
2011
2012
Time

COMPRESSCO PARTNERS™ L.P.

Unconventional Services – Flash Tower Vapor Recovery



Gas to Booster Compressor
Flash Gas 1 PSIG
Minute Gas in Tanks
(no oxygen in tower)
Heater Treater
Oil
(to tower)
Oil
Oil
Oil
From Well
Very Rich Gas
>1800 BTU/cu. ft.
Gas to Sales
GasJack®
To Water Tank

Unconventional Services – Casing Gas System



GasJack®
COMPRESSORS
Gas
Oil
Sucker Rod
Tubing
Casing
Annulus
Pump
Check Valve
Sales Line
Gas and Liquids
Liquids from Blowcase
PUMPING OIL WELL – LEA CO. NEW MEXICO
CRE_OIL_DAILY
WATER-BBL/DAY
OIL-BBL/DAY
GAS-MCF/DAY
Nov
2009
Dec
Jan
2010
Feb
Mar

Case Study

With the GasJack reducing the casing pressure from 100psig to 60psig, the Gas Rate went from 200 Mcf/d to 800 Mcf/d and the Oil Rate went from 80 bopd to 150 bopd.

Unconventional Services – High Discharge Pressure Gas-Lift


Gas
Controller
Oil / Gas
Gas
Inlet
SuperJack™ Compressor
Package
P_s = 50 psiG
P_d = 1000 psiQ
Q_Inj = 500 MCFD
Tubing
Casing
Gas Lift Valve
Packer


COMPRESSCO PARTNERS™ L.P.
Investment Highlights
The Natural Choice in Production Enhancement Services!

Financial Data – Revenue and EBITDA Trends

Revenue [1] ($ millions)


$175
$150
$125
$100
$75
$50
$25
13% CAGR
$81
$96
$109
$121
$133
2010
2011
2012
2013
2014*
* Guidance Mid-Point

EBITDA[2] ($ millions) and Margin


$60
$50
$40
$30
$20
$10
$0
40%
30%
20%
10%
0%
38%
30%
32%
30%
33%
$31
$29
$35
$36
$44
2010
2011
2012
2013
2014*
* Guidance Mid-Point

2013 Revenue Profile


Liquids & Oil, 30%
Gas, 70%


United States, 61%
International 39%

(1) For periods prior to June 20, 2011, the above financial information represents the revenues and EBITDA of our Predecessor. See our Annual Report on Form 10-K for further discussion

(2) Non – GAAP financial measure that is reconciled to the nearest GAAP financial measure in the financial data appendix

Investment Dynamics – Distribution Growth and Unit Price



GSJK Unit Price & Annualized Quarterly Distribution Per Unit
Price per Unit
Distribution Growth
Unit Price
Annualized Quarterly Distribution Per Unit
$24
$22
$20
$18
$16
$14
$12
$10
$1.80
$1.75
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
06-11 07-11 08-11 09-11 10-11 11-11 12-11 01-12 02-12 03-12 04-12 05-12 06-12 07-12 08-12 09-12 10-12 11-12 12-12 01-13 02-13 03-13 04-13 05-13 06-13 07-13 08-13 09-13 10-13 11-13 12-13 01-14 02-14

Financial Data – Q4 and Full Year 2013

Results of operations (unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2013	2012	2013	2012
	(In Thousands)			
Revenues				
Compression and other services	$ 28,067	$ 29,833	$ 112,937	$ 102,260
Sales of compressors and parts	4,380	2,585	8,364	6,322
Total revenues	32,447	32,418	121,301	108,582
Cost of revenues (excluding depreciation and amortization expense)				
Cost of compression and other services	14,812	16,268	63,425	53,818
Cost of compressors and parts sales	2,595	1,625	4,691	3,682
Total cost of revenues	17,407	17,893	68,116	57,500
Selling, general and administrative expense	4,479	4,882	17,467	17,270
Depreciation and amortization	3,919	3,506	14,642	13,227
Interest (income) expense, net	166	23	469	25
Other (income) expense, net	349	258	782	876
Income before tax provision	6,127	5,856	19,825	19,684
Provision for income taxes	(220)	957	2,258	3,353
Net income	$ 6,347	$ 4,899	$ 17,567	$ 16,331

Summary

Why you should be interested in Compressco Partners!

- Market leader in the small horsepower (<80HP) wellhead compression market
- Vertically integration and geographically diversified service provider addressing the growing shale resource play markets and the conventional gas markets
- Differentiating technologies with proven ROI economics to our customers
- History of organic growth with improving margins
- Increased distributions in 5 of the last 6 quarter
- Strong balance sheet

COMPRESSCO PARTNERS™ L.P.

Appendix Slides


The Natural Choice in Production Enhancement Services!

Distributable Cash Flow & Distribution Coverage Ratio

The following table reconciles net income to distributable cash flow and distribution coverage ratio for the three and twelve month periods ended December 31, 2013:

	Three Months Ended December 31, 2013	Twelve Months Ended December 31, 2013
	(In Thousands)	
Net income	$ 6,347	$ 17,567
Provision for income taxes	(220)	2,258
Depreciation and amortization	3,919	14,642
Interest (income) expense, net	166	469
EBITDA	10,212	34,936
Less:		
Current income tax benefit (expense)	(255)	(2,523)
Maintenance capital expenditures	(111)	(1,002)
Interest income (expense), net	(166)	(469)
Plus:		
Non-cash cost of compressors sold	-	119
Equity compensation	429	1,459
Distributable cash flow	$ 10,109	$ 32,520
Cash distribution attributable to period	$ 6,943	$ 27,251
Distribution coverage ratio	1.46x	1.19x

COMPRESSCO PARTNERS™ L.P.

EBITDA Reconciliation and Enterprise Value Calculation

The following table reconciles net income to EBITDA for the twelve month periods ended December 31, 2012 2011, and 2010

	Twelve Months Ended		
	December 31, 2012	December 31, 2011	December 31, 2010
		(In Thousands)	
Net income	$ 16,331	$ 7,257	$ 1,617
Provision for income taxes	3,353	1,905	1,169
Depreciation and amortization	13,227	12,521	13,112
Interest (income) expense, net	25	5,052	13,096
EBITDA	$ 32,936	$ 26,735	$ 28,994

The following table calculates enterprise value as of 02/20/14 (In millions)

Market Capitalization	362.2
Long and Short Term Debt	30.0
Unrestricted Cash	0
Enterprise Value	$392.2

Appendix: Compressco Partners – Ownership Structure



TETRA Technologies, Inc.
and its Subsidiaries
Compressco, Inc.
and its Subsidiaries
TETRA International Incorporated
and its Subsidiaries
Public Unitholders
9.5% Limited Partner Interest
17.5% Limited Partner Interest
Compressco Partners GP Inc.
(the General Partner)
73.0% Limited Partner Interest
2.0% General Partner Interest
Compressco Partners, L.P.
(the Partnership)

Compressco Partners – Non-GAAP Financial Measures

Non-GAAP Financial Measures

Compressco Partners (the "Partnership") includes in this presentation the non-GAAP financial measures EBITDA, enterprise value, distributable cash flow and distribution coverage ratio. EBITDA is used as a supplemental financial measure by the Partnership's management to:

- assess the Partnership's ability to generate available cash sufficient to make distributions to the Partnership's unitholders and general partner;
- evaluate the financial performance of its assets without regard to financing methods, capital structure or historical cost basis;
- measure operating performance and return on capital as compared to those of our competitors; and
- determine the Partnership's ability to incur and service debt and fund capital expenditures.

The Partnership defines EBITDA as earnings before interest, taxes, depreciation and amortization.

Enterprise value is defined as market capitalization plus the sum of long-term and short-term debt on the consolidated balance sheet, less cash, excluding restricted cash on the consolidated balance sheet. The Partnership's management uses enterprise value as a measure of the market value of the Partnership if it were free of debt.

Distributable cash flow is used as a supplemental financial measure by the Partnership's management as it provides important information relating to the relationship between our financial operating performance and our cash distribution capability. Additionally, the Partnership uses distributable cash flow in setting forward expectations and in communications with the board of directors of our general partner. The Partnership defines distributable cash flow as EBITDA less current income tax expense, maintenance capital expenditures, and interest expense, plus the non-cash cost of compressors sold and equity compensation expense. The Partnership also calculates the ratio of distributable cash flow to the total cash distributed (the distribution coverage ratio) as it provides important information relating to the relationship between the Partnership's financial operating performance and its cash distribution capability. The Partnership defines the distribution coverage ratio as the ratio of distributable cash flow to the quarterly distribution payable on all outstanding common and subordinated units and the general partner interest.

These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to EBITDA, distributable cash flow or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner as Compressco Partners. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that Compressco Partners has available for distributions or that the Partnership plans to distribute for a given period, nor should they be equated to available cash as defined in the Partnership's partnership agreement.